UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2021

FRESHPET, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36729	20-1884894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Plaza Drive, 1st Floor Secaucus, NJ		07094
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 520-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRPT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On August 12, 2021, Freshpet, Inc. (“Freshpet,” the “Company,” “we” or “our”) posted a Sustainability Report on its website (freshpet.com) as set forth on Exhibit 99.1 hereto. Exhibit 99.1 is incorporated by reference into this Item 8.01.

Important Additional Information

This communication is being made in regards to the Company’s proxy statement for its 2021 annual meeting of stockholders and certain of the proposals set forth therein. In connection therewith, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on July 9, 2021, and the Company intends to file a definitive proxy statement with the SEC along with any other relevant documents. The definitive proxy statement will be mailed or otherwise made available through permissible means to the Company’s stockholders. BEFORE MAKING ANY VOTING DECISION, SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSALS SET FORTH THEREIN AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS SET FORTH THEREIN. Security holders may obtain free copies of the proxy statement, any amendments or supplements thereto and other documents containing important information about Freshpet once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Freshpet will be available free of charge on the “Investors” section of Freshpet’s website (investors.freshpet.com).

Freshpet and members of our board of directors (the “Board” and such members thereof, the “Directors”) may be deemed to be “participants” under SEC rules in any solicitation of the Company’s stockholders in respect of the Company’s proposals set forth in the definitive proxy statement. Neither the Company nor any of the Directors have a direct or indirect interest, by security holdings or otherwise, in the Company or the matters to be acted upon in connection with the Company’s proxy statement for its Annual Meeting of Stockholders, except as set forth in the definitive proxy statement.

Forward Looking Statements

Certain of the Company’s statements in Exhibit 99.1 are forward-looking statements, such as statements related to the future impact of the novel coronavirus, the future progress of our Freshpet Kitchens expansion, future governance changes, our growth potential and plans, our projected or targeted operating results, our ability to meet our sustainability targets, goals, and commitments, including due to the impact of climate change, and our expectations regarding the Company's future operating and economic environment. These statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. For example, the Company may not receive the requisite approval to carry out some of its expected corporate governance initiatives or the Board may abandon or change some or all of its plans with respect to such initiatives. Such forward-looking statements are made only as of the date hereof. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Sustainability Report
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESHPET, INC.

Date: August 12, 2021	By:	/s/ Heather Pomerantz
Name: Heather Pomerantz
Title: Chief Financial Officer